UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 19, 2010

TRANSGENOMIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30975	911789357
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12325 Emmet Street, Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

(402) 452-5400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

At the registrant’s Annual Meeting of Stockholders held on May 19, 2010, stockholders of the registrant voted upon (i) the election of two (2) Class I directors and (ii) the ratification of the appointment of McGladrey & Pullen, LLP as the registrant’s independent auditor for the fiscal year ending December 31, 2010.  The voting results detailed below represent the final voting results as certified by the Inspector of Elections.

Election of Directors:

The stockholders elected each of Michael B. McNulty and Craig J. Tuttle, being the nominees of the Board of Directors of the registrant, as a Class I director to serve a three-year term expiring in 2013. The voting results for the election of such directors are as follows:

DIRECTOR	FOR	WITHHOLD	BROKER NON-VOTE
Michael B. McNulty	23,358,276	1,520,273	8,049,192
Craig J. Tuttle	21,633,433	3,245,116	8,049,192

Appointment of Independent Auditor:

The appointment of McGladrey & Pullen, LLP as the registrant’s independent auditor for the fiscal year ending December 31, 2010 was ratified by a vote of 32,875,486 shares for; 33,155 shares against; and 19,100 abstentions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2010	TRANSGENOMIC, INC.
	By:	/s/ Debra A. Schneider
Debra A. Schneider
Chief Financial Officer